================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 10, 2002

                                 NS GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)






            KENTUCKY                      1-9838               61-0985936

 (State or Other Jurisdiction  (Commission File Number)   (IRS Employer
      of Incorporation)                                   Identification Number)

                              530 West Ninth Street
                             Newport, Kentucky 41071

                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (859) 292-6809


================================================================================

ITEM 5.  OTHER EVENTS

         Substantially all of our hourly employees are represented by the United Steelworkers of America. Reference is made to Item 1: Business--Employees in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for a discussion of NS Group employees represented by collective bargaining units. The collective bargaining agreement covering employees at our seamless tubular operations located in Pennsylvania, expired August 31, 2002. However, both parties have agreed to operate under the terms of the expired agreement pending the outcome of negotiations with respect to a new collective bargaining agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  The following exhibit is filed as part of this report on Form 8-K.

Exhibit
Number         Description
------         -----------

99.1           Press Release issued by NS Group dated September 10, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NS GROUP, INC.


Date: September 10, 2002        By:  /s/ Thomas J. Depenbrock
                                     -----------------------------------
                                      Name:    Thomas J. Depenbrock
                                      Title:   Vice President, Secretary,
                                                 Treasurer and Chief Financial
                                                 Officer